Baron WealthBuilder Fund

SCHEDULE OF INVESTMENTS

MARCH 31, 2020 (UNAUDITED)

Shares		Cost	Value
Affiliated Mutual Funds (100.04%)
Small Cap Funds (29.83%)
254,897	Baron Discovery Fund – Institutional Shares	$5,249,641	$4,417,357
211,923	Baron Growth Fund – Institutional Shares	16,067,908	14,109,860
586,914	Baron Small Cap Fund – Institutional Shares	17,947,928	13,862,903

Total Small Cap Funds		39,265,477	32,390,120

Small to Mid Cap Funds (3.99%)
251,681	Baron Focused Growth Fund – Institutional Shares	4,479,500	4,331,427

Mid Cap Funds (15.96%)
231,098	Baron Asset Fund – Institutional Shares	18,110,457	17,327,718

Large Cap Funds (8.72%)
187,213	Baron Durable Advantage Fund – Institutional Shares	2,122,206	2,051,850
239,034	Baron Fifth Avenue Growth Fund – Institutional Shares	7,173,191	7,414,821

Total Large Cap Funds		9,295,397	9,466,671

All Cap Funds (22.67%)
366,144	Baron Opportunity Fund – Institutional Shares	7,868,950	8,172,332
292,805	Baron Partners Fund – Institutional Shares	16,600,595	16,443,911

Total All Cap Funds		24,469,545	24,616,243

International Funds (12.43%)
459,688	Baron Emerging Markets Fund – Institutional Shares	6,115,152	5,084,153
200,861	Baron Global Advantage Fund – Institutional Shares	4,775,893	5,403,149
154,136	Baron International Growth Fund – Institutional Shares	3,506,235	3,010,281

Total International Funds		14,397,280	13,497,583

Sector Funds (6.44%)
120,547	Baron FinTech Fund – Institutional Shares	1,246,892	1,054,786
106,973	Baron Health Care Fund – Institutional Shares	1,188,764	1,252,651
218,949	Baron Real Estate Fund – Institutional Shares	5,772,519	4,681,137

Total Sector Funds		8,208,175	6,988,574

Total Affiliated Investments		$118,225,831	108,618,336

Liabilities Less Cash and Other Assets (-0.04%)			(44,224)

Net Assets			$108,574,112

Retail Shares (Equivalent to $9.97 per share based on 799,662 shares outstanding)			$7,970,121

TA Shares (Equivalent to $10.02 per share based on 1,964,102 shares outstanding)			$19,672,079

Institutional Shares (Equivalent to $10.01 per share based on 8,082,108 shares outstanding)			$80,931,912

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Schedules of Investments.

Baron WealthBuilder Fund	March 31, 2020

NOTES TO FINANCIAL STATEMENT (UNAUDITED)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers ten series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a non-diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. However, included in the Underlying Funds are diversified funds (with the exception of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund). The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares, and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee or make revenue sharing payments, to include payments to sub-transfer agency or record-keeping services. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a) Security Valuation. The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value factors adjustment based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Repurchase Agreements. The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at March 31, 2020.

c) Diversification and Concentration of Underlying Funds. Certain of the Underlying Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of an Underlying Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

4. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;
•

Level 2 – prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

5. COST OF INVESTMENTS FOR INCOME TAX PURPOSES

As of March 31, 2020, the components of net assets on a tax basis were as follows:

Cost of investments	$118,225,831

Gross tax unrealized appreciation	$1,236,157
Gross tax unrealized depreciation	(10,843,652)

Net unrealized appreciation (depreciation)	$(9,607,495)

Baron WealthBuilder Fund	March 31, 2020

6. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests primarily in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2019	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at March 31, 2020	Value at March 31, 2020	% of Net Assets at March 31, 2020
“Affiliated” Company as of March 31, 2020:
Baron Asset Fund, Institutional Shares	$18,932,703	$1,939,087	$87,069	$(3,435,760)	$(21,243)	$—	$—	231,098	$17,327,718	15.96%
Baron Discovery Fund, Institutional Shares	5,172,226	371,777	22,488	(1,096,467)	(7,691)	—	—	254,897	4,417,357	4.07%
Baron Durable Advantage Fund, Institutional Shares	2,356,622	92,279	7,738	(387,195)	(2,118)	—	—	187,213	2,051,850	1.89%
Baron Emerging Markets Fund, Institutional Shares	6,188,818	601,639	29,902	(1,668,888)	(7,514)	—	—	459,688	5,084,153	4.68%
Baron Fifth Avenue Growth Fund, Institutional Shares	7,503,384	746,906	35,887	(790,910)	(8,672)	—	—	239,034	7,414,821	6.83%
Baron FinTech Fund, Institutional Shares	—	1,255,997	7,409	(192,106)	(1,696)	—	—	120,547	1,054,786	0.97%
Baron Focused Growth Fund, Institutional Shares	4,899,174	348,690	22,031	(886,523)	(7,883)	—	—	251,681	4,331,427	3.99%
Baron Global Advantage Fund, Institutional Shares	5,330,129	577,668	26,623	(471,547)	(6,478)	—	—	200,861	5,403,149	4.98%
Baron Growth Fund, Institutional Shares	16,636,484	1,606,661	75,900	(4,031,411)	(25,974)	—	—	211,923	14,109,860	13.00%
Baron Health Care Fund, Institutional Shares	1,261,465	129,875	8,935	(128,129)	(1,625)	—	—	106,973	1,252,651	1.15%
Baron International Growth Fund, Institutional Shares	3,587,259	256,410	14,532	(815,102)	(3,754)	—	—	154,136	3,010,281	2.77%
Baron Opportunity Fund, Institutional Shares	8,105,880	724,702	35,952	(613,871)	(8,427)	—	—	366,144	8,172,332	7.53%
Baron Partners Fund, Institutional Shares	19,248,736	1,704,047	85,390	(4,384,600)	(38,882)	—	—	292,805	16,443,911	15.14%
Baron Real Estate Fund, Institutional Shares	5,325,135	534,965	24,632	(1,146,243)	(8,088)	—	—	218,949	4,681,137	4.31%
Baron Small Cap Fund, Institutional Shares	16,561,815	1,586,163	73,126	(4,186,722)	(25,227)	—	—	586,914	13,862,903	12.77%

	$121,109,830	$12,476,866	$557,614	$(24,235,474)	$(175,272)	$—	$—		$108,618,336

7. SUBSEQUENT EVENT

The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.